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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 2, 2008

ENXNET, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-30675
(State or other jurisdiction of	(Commission File No.)
incorporation)

11333 E. Pine St., Suite 75
Tulsa, Oklahoma 74119
(Address of principal executive offices and Zip Code)

(918) 592-0015
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES

     On June 30, 2008, we issued 68,090 restricted shares of common stock to Ryan Corley in lieu of his salary of $23,831.00. The foregoing shares were issued pursuant to Section 4(2) and/or Section 4(6) of the Securities Act of 1933. Mr. Corley is an accredited investor and no commissions were paid to anyone in connection with the foregoing transaction.

ITEM 7.01      REGULATION FD DISCLOSURE

     We announced today that our CEO Ryan Corley was issued more than 68,000 restricted shares of our common stock in lieu of his salary of $23,831.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

	Exhibits	Document Description

	99.1	Press release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 2nd day of July, 2008.

ENXNET INC.

BY:	RYAN CORLEY
Ryan Corley
President, Principal Executive Officer, and a
member of the Board of Directors.